UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2007

MOHAWK INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	01-19826	52-1604305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia	30701
(Address of Principal Executive Offices)	(Zip Code)

(706) 629-7721

(Registrant's telephone number, including area code)

__________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 4, 2007, the Board of Directors of Mohawk Industries, Inc. (the "Company") adopted amendments to the Amended and Restated By-Laws of the Company (the "By-Laws"), which amended Article VI, Section 1, and Article VI, Section 2 in their entirety to allow for the issuance and transfer of both certificated and uncertificated shares of the Company's capital stock.  In addition, the Board of Directors passed a resolution permitting the issuance and registration of shares of the Company's capital stock in uncertificated form.  The amendments to the By-Laws and resolutions of the Board of Directors enable the Company to participate in the Direct Registration System administered by the Depository Trust Company, as required by the rules of the New York Stock Exchange. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates. The amendments to the By-Laws took effect upon adoption by the Board of Directors of the Company.

A copy of the By-Laws, as amended and restated, is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

      (d)  Exhibits:

Exhibit No.	Description
3.2	Amended and Restated By-Laws of Mohawk Industries, Inc., effective December 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  MOHAWK INDUSTRIES, INC.

                                                                        By:     /s/  James T. Lucke

                                                                                         James T. Lucke

                                                                                         Vice President and General Counsel

Dated:  December 6, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
3.2	Amended and Restated By-Laws of Mohawk Industries, Inc., effective December 4, 2007.